UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

FORM 8-K
_____________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of the report (Date of earliest event reported): August 4, 2015
___________________________
 CHURCH & DWIGHT CO., INC.
(Exact Name of Registrant as Specified in its Charter)
__________________________

Delaware	1-10585	13-4996950
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Charles Ewing Boulevard, Ewing, New Jersey	08628
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (609) 806-1200
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240. 14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 4, 2015, Church & Dwight Co., Inc. (the "Company") announced that Richard A. Dierker, 35, will be elected Executive Vice President Finance and Chief Financial Officer of  the Company, effective January 1, 2016.  Currently, Mr. Dierker serves as Vice President, Corporate Finance of the Company, a position he has held since 2012.  From 2009 to 2012, Mr. Dierker led Supply Chain Finance as the Company’s Operations Controller.  From 2008 to 2009, he held a senior financial management position at Alpharma, Inc., a leading international specialty pharmaceutical company. Prior to 2008, he held financial and business development management positions for Ingersoll-Rand Ltd, a major diversified industrial manufacturer. Mr. Dierker received his undergraduate degree in Finance from James Madison University and his MBA from the University of North Carolina, Chapel Hill.  As the Company announced on May 7, 2015, Matthew T. Farrell, the Company’s current Chief Financial Officer, will assume the role of Chief Executive Officer of the Company, effective January 1, 2016.

Mr. Dierker has not engaged in any transactions with the Company or its subsidiaries that are required to be disclosed under Item 404(a) of Regulation S-K, nor have any such transactions been proposed. The information called for in Item 5.02(c)(3) of Form 8-K has not yet been determined with respect to Mr. Dierker’s election as Executive Vice President Finance and Chief Financial Officer of the Company.

Item 7.01.  Regulation FD Disclosure.

          On August 4, 2015, the Company issued a press release regarding the matters set forth above. The press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

          The information in this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that Section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits.

99.1      Church & Dwight Co., Inc. press release dated August 4, 2015
              Announces Future Key Management Changes

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHURCH & DWIGHT CO., INC.

Date:	August 4, 2015	By:	/s/ Patrick de Maynadier
		Name:	Patrick de Maynadier
		Title:	Executive Vice President, General Counsel and Secretary